UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2006

CREDIT ACCEPTANCE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25505 West Twelve Mile Road, Suite 3000, Southfield, Michigan		48034-8339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-353-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[x]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)

Effective September 1, 2006, Brett A. Roberts, Chief Executive Officer of Credit Acceptance Corporation ("the Company"), will assume the additional title of President of the Company. The Board of Directors of the Company approved this change on August 24, 2006.

Item 8.01 Other Events.

On August 28, 2006, the Company issued a press release announcing the commencement of a modified dutch auction tender offer to purchase up to 3,500,000 shares of its outstanding common stock. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated August 28, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

August 28, 2006	By:	/s/ Kenneth S. Booth

Name: Kenneth S. Booth
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 28, 2006